THE HIRTLE CALLAGHAN TRUST

================================================================================

                                   ----------
                                   PROSPECTUS
                                   ----------

                                NOVEMBER 1, 2001

   The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete.
           Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
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
                                               Introduction to The Hirtle Callaghan Trust
                                               ------------------------------------------

A Summary of the risks, past performance       Fund Descriptions, Risk Factors, Performance &
and fees of each Portfolio                     ----------------------------------------------
                                               Shareholder Expenses
                                               --------------------
                                                  The Equity Portfolios
                                                     The Value Equity Portfolio
                                                     The Growth Equity Portfolio
                                                     The Small Capitalization Equity Portfolio
                                                     The International Equity Portfolio
                                                  The Income Portfolios
                                                     The Intermediate Term Municipal Bond Portfolio
                                                     The Fixed Income Portfolio
                                                     The High Yield Bond Portfolio
                                                     The Fixed Income II Portfolio

An overview of securities that may be          Investment Risk and Strategies
purchased, investment techniques that may be   ------------------------------
used and the risks associated with them

A look at the people and organizations         Management of the Trust
responsible for the investments and            -----------------------
operation of the Trust's Portfolios               Hirtle Callaghan & Co., Inc.
                                                  Specialist Managers

Your guide to an account in The                Shareholder Information
Hirtle Callaghan Trust                         -----------------------
                                                  Purchases and Redemptions
                                                  Shareholder Reports and Inquiries
                                                  Dividends and Distributions
                                                  Federal Taxes

Selected Per Share Information                 Financial Highlights
                                               --------------------

                                               For More Information
                                               --------------------

INTRODUCTION TO THE HIRTLE CALLAGHAN TRUST

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
The Trust offers both equity-      The  Hirtle  Callaghan  Trust  (the  "Trust")  offers  eight  separate
oriented and fixed income          investment  portfolios  (each a  "Portfolio").  Of these,  four -- The
investments.                       Equity  Portfolios  --  invest  primarily  in equity  securities.  The remaining four portfolios -- The Income  Portfolios - invest primarily in fixed income securities. Hirtle Callaghan & Co., Inc. serves as the
Portfolio management is            overall  sponsor and investment  adviser to the Trust,  monitoring the
provided by Specialist             performance  of the  individual  Portfolios  and  advising the Trust's
Managers seeking securities        Board of Trustees.  Day-to-day  investment  decisions are made for the
whose long-term economic           Portfolios by one or more independent  money management  organizations
value is not reflected in          -- the  SPECIALIST  MANAGERS.  Each of the  Portfolios are designed to
current market prices.             operate  on a  "MULTI-MANAGER"  basis.  This  means  that  each of the
                                   Trust's Portfolios may be managed by more than one Specialist Manager.
                                   The multi-manager structure of the Portfolios is designed to combine a
BY "TOP-DOWN INVESTING",           BOTTOM-UP STOCK SELECTION PHILOSOPHY WITH A MORE QUANTITATIVE TOP-DOWN
we mean that investment            INVESTMENT APPROACH.
selections are made with a
view to tracking the risk,         There are two basic risks to which all mutual funds, including each of
capitalization and industry        the Portfolios of the Trust, are subject. Mutual fund shareholders run
characteristics of a               the risk that the value of the securities held by a Portfolio may move
"benchmark index" either by        down in  response  to  general  market  and  economic  conditions,  or
replicating the benchmark          conditions   that  affect   specific   market  sectors  or  individual
index - an INDEX STRATEGY --       companies.  This is  referred  to as "MARKET  RISK."  The second  risk
or identifying industries and      common to all mutual fund investments is "MANAGEMENT RISK" -- the risk
market sectors that may offer      that  investment  strategies  employed  in  the  investment  selection
investment opportunities           process may not result in an increase in the value of your  investment
before analyzing information       or in overall performance equal to other investments.
relating to specific issuers.
                                   Investment in a multi-manager portfolio also involves other risks. One of these,  which we refer to here as "MULTI-MANAGER  RISK" is the risk
BY "BOTTOM-UP INVESTING",          that the Trust may be unable to (a)  identify  and  retain  Specialist
we mean seeking investment         Managers who achieve  superior  investment  records  relative to other
opportunities by analyzing         similar   investments;   (b)  pair   Specialist   Managers  that  have
fundamental information            complementary investment styles; or (c) effectively allocate Portfolio
about a company -- factors         assets among Specialist  Managers to enhance the return and reduce the
such as earnings and sales,        volatility  that would  typically  be expected  of any one  management
product lines and the ability      style.   Moreover,  a  multi-manager   portfolio  may,  under  certain
of the company's                   circumstances, incur costs that might not occur in a portfolio that is
management.                        served by a single  Specialist  Manager.  For example,  one Specialist
                                   Manager  may  sell a  security  that  is to be  purchased  by  another
                                   Specialist   Manager  for  the  same  Portfolio  or  a  Portfolio  may
A "benchmark index" is an          experience a higher portfolio  turnover (e.g.,  over 100% year) in the
independently compiled             event that one  Specialist  Manager is replaced by another.  In either
index of securities that may       circumstance,  higher  transaction costs are likely to result and will
serve as a performance             reduce total return.
standard or a proxy for asset
allocation purposes.               "Sector  risk" may also  affect  your  investment  in a  multi-manager portfolio.  Sector  risk is the risk that  investors  in a  particular market sector (e.g. technology or financial services) may be adversely
Your investment in any             affected by economic trends, new technologies, regulatory developments
Portfolio of the Trust             or other factors that affect companies in that sector. For example, as
involves a risk that you will      of the  date of  this  Prospectus,  a  substantial  proportion  of the
lose money on your                 companies   represented  in  the  benchmark  indices  for  the  Equity
investment.                        Portfolios  may be  considered  "technology  companies."  As a result,
                                   these   indices  may  be   disproportionately   affected  by  negative
                                   developments in the technology  sector.  Portfolios that seek to track or replicate such an index would likely be similarly affected.  A more
                                   detailed   discussion  of  this  matter   appears  under  the  heading
                                   "INVESTMENT RISK AND STRATEGIES" later in this Prospectus.

                                   Depending on the investments  made by an individual  Portfolio and the
                                   investment   strategies   and   techniques   used  by  its  Specialist
                                   Manager(s),  a Portfolio  may be subject to additional  risks.  On the following pages you will find a Portfolio-by-Portfolio  summary of the investment  policies  and  risks  of  each  Portfolio  of  the  Trust, illustrations of the past performance of the individual Portfolios and the expenses that you will bear as a shareholder of each Portfolio.  A more detailed discussion of investment risks appears under the heading
                                   "INVESTMENT RISK AND STRATEGIES" later in this Prospectus.
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                                       1

FUND DESCRIPTION AND RISK FACTORS -- THE VALUE EQUITY PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. The Value Equity Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to implement a value-oriented investment approach. This means that the market price of the securities acquired for the Portfolio can be expected to be lower than might be expected based on the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. In general, value-oriented funds such as The Value Equity Portfolio may appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of the share-price fluctuations typical in growth-oriented funds. It is anticipated that many of the common stocks in which the Portfolio invests will be dividend paying issues. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. It is expected that, under normal circumstances, the actively managed portion of the Portfolio will represent approximately 60% of the Portfolio assets. Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with its investment policies, the Portfolio's "active manager" may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach in that it is designed to replicate the composition of the Portfolio's benchmark index. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use "derivative instruments" in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests. Such instruments include option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments.

SPECIALIST MANAGERS. Institutional Capital Corporation ("ICAP") and SSgA Funds Management, Inc. ("SSgA") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

THE ICAP INVESTMENT      ICAP   adheres   to   a   value-oriented,   fundamental
SELECTION PROCESS        investment style. Its investment process involves three
                         key   components:   valuation,   identification   of  a
                         "catalyst"   and   research.   First,   ICAP  uses  its
                         proprietary  valuation  models  to  identify,   from  a
                         universe of approximately  450 well established  large-
                         and mid-capitalization  companies, those companies that
                         ICAP  believes  offer the best values  relative to this
                         universe. From these undervalued companies, stocks that
                         exhibit  deteriorating  earnings trends are eliminated.
                         Next, ICAP looks beyond  traditional  measures of value
                         to find  companies  where ICAP believes  there exists a
                         catalyst  for  positive  change.  The  catalyst  can be
                         thematic (e.g., consolidation of the banking industry),
                         something  that  would  benefit a number  of  companies
                         (e.g. new technologies or product markets), or an event
                         that   is   company   specific   (e.g.,   a   corporate
                         restructuring or the introduction of a new product). An
                         integral   part  of  ICAP's   disciplined   process  is
                         communication  with the top management at each of these
                         companies,  and often the  customers,  competitors  and
                         suppliers  of  these   companies.   ICAP   continuously
                         monitors each security and, generally, will consider selling a security if ICAP believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

THE SSgA INVESTMENT      In  selecting  investments  for  that  portion  of  the
SELECTION PROCESS        Portfolio  allocated  to it,  SSgA  adheres to a strict
                         "passive" or  "indexing"  investment  approach  that is
                         designed to replicate the Russell 1000 Value  Index(R),
                         both  in  terms  of the  companies  represented  in the
                         Russell 1000 Value  Index(R) and the  weighting of each
                         such company in that index. This investment approach is
                         designed to track the performance  (before expenses) of
                         the Russell 1000 Value Index(R). The Russell 1000 Value
                         Index(R) is an unmanaged,  market  cap-weighted  index,
                         which is reviewed and reconstituted  each year. Further
                         information  about  the  Russell  1000  Value  Index(R)
                         appears   in  this   Prospectus   under   the   heading
                         "Investment  Risks  and  Strategies  -- About the Index
                         Investing and Benchmarks."

================================================================================

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o EQUITY MARKET RISK -- The market value of an equity security and the equity markets in general can be volatile.

o FOREIGN SECURITIES RISK -- Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

o FOREIGN CURRENCY RISK -- The value of securities denominated in foreign currencies may fall if the value of that currency relative to the U.S. dollar falls, and may be adversely affected by volatile currency markets, or actions of U.S. and foreign governments or central banks.

o INTEREST RATE RISK -- Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

o INDEX RISK -- A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses.) An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

o CREDIT RISK -- Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

o DERIVATIVE RISK -- The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears in this Prospectus under the headings "Investment Risks and Strategies -- About Hedging Strategies" and "About Other Permitted Instruments."

o MID-CAP RISK - Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid-cap" issuers and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid-cap" range.

PERFORMANCE AND SHAREHOLDER EXPENSES -- THE VALUE EQUITY PORTFOLIO
================================================================================

The chart and table below show how The Value Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 1000 Value Index,(R) a widely recognized, unmanaged index of common stocks. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

           [GRAPHIC OMITTED]

------------------------------------------

 1996     1997     1998     1999     2000
21.24%   30.87%    9.15%   10.89%    6.20%

------------------------------------------

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.
The Portfolio's return for calendar year 2001, as of September 30, 2001 was (11.37)%.

                    AVERAGE ANNUAL TOTAL RETURNS

                         12 mos.        From
                    ended 12/31/00    inception
                    --------------    ---------
VALUE EQUITY             6.20%         16.22%

RUSSELL 1000
VALUE INDEX(R)           7.01%         18.23%

-----------------------------------------------
     Best quarter:  2nd Qtr. 1997  15.52%
     Worst quarter: 3rd Qtr. 1998 (14.69)%
-----------------------------------------------

SHAREHOLDER EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees........................................................     .28%
Other Expenses.........................................................     .16%
Total Portfolio
Operating Expenses.....................................................     .44%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................      $ 45
     3   YEARS...............................................      $141
     5   YEARS...............................................      $246
     10  YEARS...............................................      $555

* As of July 2, 2001, SSgA replaced an investment advisory organization that had previously served the Portfolio. The fee payable to SSgA is .04% of the Portfolio's assets that are allocated to SSgA. The figures shown reflect the Annual Operating Expenses that would have been experienced by the Portfolio had SSgA served as a Specialist Manager of the Portfolio during the fiscal year ended June 30, 2001 and assume 40% of the Portfolio's assets are allocated to SSgA. The replaced investment advisory organization served the Portfolio through June 26, 2001, and received a fee calculated at the rate of .30% of the average daily net assets of that portion of the Portfolio's assets allocated to it. Further information is available in the Trust's Statement of Additional Information.

FUND DESCRIPTION AND RISK FACTORS -- THE GROWTH EQUITY PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to provide capital appreciation, with income as secondary consideration. The Portfolio will seek to achieve this objective by investing primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to implement a growth-oriented investment approach. "Growth investing" means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings. As a growth-oriented investment, The Growth Equity Portfolio may appeal to investors willing to accept more share-price fluctuation than may be the case for The Value Equity Portfolio, in exchange for the potential for greater increases in share prices. Although some of the equity securities in which the Portfolio will invest are expected to be dividend-paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by The Growth Equity Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. It is expected that, under normal circumstances, the actively managed portion of the Portfolio will represent approximately 60% of the Portfolio assets. Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with its investment policies, the Portfolio's "active manager" may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach in that it is designed to replicate the composition of the Portfolio's benchmark index. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use "derivative instruments" in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests. Such instruments include option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments.

SPECIALIST MANAGERS. Jennison Associates LLC ("Jennison") and SSgA currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

THE JENNISON INVESTMENT  Jennison selects stocks on a  company-by-company  basis
SELECTION PROCESS        using  fundamental  analysis.  This bottom-up  approach
                         emphasizes  companies that are experiencing some or all
                         of the following:  above-average  revenues and earnings
                         per  share,  growth,  improving  profitability  and /or
                         strong market position.  Often,  companies selected for
                         investment  are  believed by Jennison to have  superior
                         management,   unique   marketing   competence,   strong
                         research  and  development  and  financial  discipline.
                         Generally, Jennison will consider selling a security if Jennison believes the earnings or growth potential initially identified by Jennison has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

THE SSgA INVESTMENT      In  selecting  investments  for  that  portion  of  the
SELECTION PROCESS        Portfolio  allocated  to it,  SSgA  adheres to a strict
                         "passive" or  "indexing"  investment  approach  that is
                         designed to replicate the Russell 1000 Growth Index(R),
                         both  in  terms  of the  companies  represented  in the
                         Russell 1000 Growth  Index(R) and the weighting of each
                         such company in that index. This investment approach is
                         designed to track the performance  (before expenses) of
                         the Russell  1000  Growth  Index(R).  The Russell  1000
                         Growth Index(R) is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year.
                         Further  information  about  the  Russell  1000  Growth
                         Index(R)  appears in this Prospectus  under the heading
                         "Investment  Risks  and  Strategies  -- About the Index
                         Investing and Benchmarks."

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

o CREDIT RISK -- Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

================================================================================

o FOREIGN SECURITIES RISK -- Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

o FOREIGN CURRENCY RISK -- The value of securities denominated in foreign currencies may fall if the value of that currency relative to the U.S. dollar falls, and may be adversely affected by volatile currency markets, or actions of U.S. and foreign governments or central banks.

o INTEREST RATE RISK - Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

o INDEX RISK -- A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses.) An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

o DERIVATIVE RISK -- The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears in this Prospectus under the headings "Investment Risks and Strategies -- About Hedging Strategies" and "About Other Permitted Instruments."

o MID-CAP RISK -- Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid-cap" issuers and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid-cap" range.

PERFORMANCE AND SHAREHOLDER EXPENSES -- THE GROWTH EQUITY PORTFOLIO
================================================================================

The chart and table below show how The Growth Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 1000 Growth Index(R), a widely recognized, unmanaged index of common stocks. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

           [GRAPHIC OMITTED]

------------------------------------------

 1996     1997     1998     1999     2000
20.11%   28.04%   32.54%   42.16%  -20.39%

------------------------------------------

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.
The Portfolio's return for calendar year 2001, as of September 30, 2001 was (30.56)%.

                     AVERAGE ANNUAL TOTAL RETURNS

                         12 mos.        From
                     ended 12/31/00   inception
                     --------------   ---------
GROWTH EQUITY          (20.39)%        17.26%

RUSSELL 1000
GROWTH INDEX           (22.42)%        18.89%

-----------------------------------------------
     Best quarter:  4th Qtr. 1998  28.16%
     Worst quarter: 4th Qtr. 2000 (19.73)%
-----------------------------------------------

SHAREHOLDER EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees........................................................     .25%
Other Expenses.........................................................     .17%
Total Portfolio
Operating Expenses.....................................................     .42%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................      $ 43
     3   YEARS...............................................      $135
     5   YEARS...............................................      $235
     10  YEARS...............................................      $530

* As of July 2, 2001, SSgA replaced an investment advisory organization that had previously served the Portfolio. The fee payable to SSgA is .04% of the Portfolio's assets that are allocated to SSgA. The figures shown reflect the Annual Operating Expenses that would have been experienced by the Portfolio had SSgA served as a Specialist Manager of the Portfolio during the fiscal year ended June 30, 2001 and assume 40% of the Portfolio's assets are allocated to SSgA. The replaced investment advisory organization served the Portfolio through June 26, 2001, and received a fee calculated at the rate of .30% of the average daily net assets of that portion of the Portfolio's assets allocated to it, subject to adjustments upwards or downwards depending on performance achieved. Further information is available in the Trust's Statement of Additional Information.

FUND DESCRIPTION AND RISK FACTORS -- THE SMALL CAPITALIZATION EQUITY PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of smaller companies.

PRINCIPAL INVESTMENT STRATEGIES. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Specialist Managers, have demonstrated, or have the potential for, strong capital appreciation due to the position of these companies in their markets relative to their competitors or target markets, or relative market position anticipated earnings, changes in management or other factors. Under normal market conditions, at least 80% of the Portfolio's total assets are invested in equity securities of "small -cap" issuers. As of the date of this Prospectus, companies with capitalizations of between $1.5 billion and $250 million at the time of purchase are considered small cap issuers. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. The Portfolio may engage in transactions involving "derivative instruments" -- option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRS") and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

SPECIALIST MANAGERS. Frontier Capital Management Company ("Frontier"), Geewax Terker & Co. ("Geewax") and Sterling Johnston Capital Management ("Sterling Johnston") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

THE FRONTIER INVESTMENT  Frontier seeks to identify  companies with unrecognized
SELECTION PROCESS        earning potential.  Factors that may be relevant in the
                         process  include  earnings per share,  growth and price
                         appreciation.  Frontier's  investment  process combines
                         fundamental   research  with  a  valuation  model  that
                         screens for equity  valuation,  forecasts  for earnings
                         growth   and   unexpectedly   high  or  low   earnings.
                         Generally, Frontier will consider selling a security if
                         Frontier   believes   earnings   or  growth   potential
                         initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

THE GEEWAX INVESTMENT    Geewax  adheres to a top-down  quantitative  investment
SELECTION PROCESS        philosophy. In selecting investments for the Portfolio,
                         Geewax uses a proprietary  valuation system to identify
                         those  market  sectors  and   industries   that  Geewax
                         believes have good  prospects  for growth.  Geewax then
                         conducts    in-depth    analysis    of    the    market
                         capitalization,  cash flow,  earnings  and revenues and
                         other financial characteristics of individual companies
                         within  those  sectors or  industries.  Decisions  with
                         respect  to  both  the  purchase  and   disposition  of
                         securities  are made  using a  variety  of  proprietary
                         quantitative  techniques and with a view to maintaining
                         risk,   capitalization  and  industry   characteristics
                         similar to the Russell 2000 Value Index.(R)

THE STERLING JOHNSTON Sterling Johnston is a "bottom-up" investor that INVESTMENT SELECTION emphasizes fundamental research in its effort to
PROCESS                  identify  companies  with  above-average  potential for
                         growth  in  revenue  and  earnings  relative  to  other
                         companies  in  their   industries  or  market  sectors.
                         Factors considered in this process include demonstrated
                         accelerating  earnings,  strong and improving financial
                         characteristics,  strong company and industry  relative
                         price      strength      and     low      institutional
                         ownership/sponsorship.  Current  holdings are carefully
                         monitored in an effort to assure that each continues to
                         meet  such   investment   criteria.   Stocks   will  be
                         considered for sale when the factors underlying the initial investment decision are no longer positive factors, a decline or anticipated decline in relative value; or a decline in relative price strength and/or coupled with weakening sector strength.

FUND DESCRIPTION AND RISK FACTORS -- THE SMALL CAPITALIZATION EQUITY PORTFOLIO (CONTINUED)
================================================================================

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o EQUITY MARKET RISK -- The market value of an equity security and the equity markets in general can be volatile.

o DERIVATIVE RISK -- The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears in this Prospectus under the headings "Investment Risks and Strategies -- About Hedging Strategies" and "About Other Permitted Instruments."

o SMALL CAP RISK - Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies. As of the date of this Prospectus, companies with a market capitalization of at least $250 million, but less than $1.5 billion at the time of purchase would likely be included in the "small-cap" range.

PERFORMANCE  AND  SHAREHOLDER  EXPENSES  --  THE  SMALL  CAPITALIZATION   EQUITY
PORTFOLIO
================================================================================

The chart and table below show how The Small Capitalization Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 2000 Index(R) a widely recognized, unmanaged index of small capitalization stocks. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

           [GRAPHIC OMITTED]

------------------------------------------

 1996     1997     1998     1999     2000
26.47%   19.00%   -4.08%   24.70%    2.75%

------------------------------------------

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.
The Portfolio's return for calendar year 2001, as of September 30, 2001, was (19.22)%.

                    AVERAGE ANNUAL TOTAL RETURNS

                         12 mos.        From
                     ended 12/31/00  inception
                     --------------  ---------
SMALL CAP EQUITY          2.75%        12.21%

RUSSELL 2000
INDEX(R)                 (3.02)%       10.03%

-----------------------------------------------
     Best quarter:  4th Qtr. 1998  20.91%
     Worst quarter: 3rd Qtr. 1998 (21.10)%
-----------------------------------------------

PERFORMANCE  AND  SHAREHOLDER  EXPENSES  --  THE  SMALL  CAPITALIZATION   EQUITY
PORTFOLIO (CONTINUED)
================================================================================

SHAREHOLDER EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees........................................................     .50%
Other Expenses.........................................................     .17%
Total Portfolio
Operating Expenses.....................................................     .67%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................      $ 68
     3   YEARS...............................................      $214
     5   YEARS...............................................      $373
     10  YEARS...............................................      $835

* The figures shown reflect the total management fees payable by the Portfolio, including the maximum positive performance adjustment to which Sterling Johnston may be entitled under certain performance fee arrangements. Absent any positive performance adjustment, Management Fees would be .46% and Total Portfolio Operating Expenses would be .63%. A full description of the performance fee arrangement appears under the heading "Management of the Trust -- Specialist Managers."

FUND DESCRIPTION AND RISK FACTORS -- THE INTERNATIONAL EQUITY PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of issuers located in at least three countries other than the United States.

PRINCIPAL INVESTMENT STRATEGIES. The International Equity Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). Currently, these markets are Australia, Austria, Belgium, Denmark, France, Finland, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend-paying securities and securities that do not pay dividends. The Portfolio may engage in transactions
involving   "derivative   instruments"  --  forward  foreign  currency  exchange
contracts, option or futures contracts or similar instruments -- in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The International Equity Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of The International Equity Portfolio may be invested in securities of companies located in emerging market countries.

SPECIALIST MANAGERS. Capital Guardian Trust Company ("CapGuardian") and Artisan Partners Limited Partnership ("Artisan") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

FUND DESCRIPTION AND RISK FACTORS -- THE INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
================================================================================

THE CAPGUARDIAN          CapGuardian's  selection process emphasizes  individual
INVESTMENT SELECTION     stock selections, with a focus on industries and market
PROCESS                  sectors  represented in the MSCI EAFE Index rather than
                         country or regional allocation factors.  Decisions with
                         respect  to both the  purchase  and sale of  individual
                         stocks  are made in a manner  that is  consistent  with
                         this "core"  investment focus and based on the analysis
                         by one or more of  CapGuardian's  individual  portfolio
                         managers  of  fundamental  investment  factors  such as
                         earnings,  sales,  product  lines  and  other  factors.
                         CapGuardian  may  consider  selling a  security  if the
                         individual   portfolio  manager  believes   anticipated
                         earnings or growth potential of an particular issue has
                         been  realized,  the factors that underlie the original
                         investment  decision are no longer valid; or identifies
                         more    attractive    situation.    Those    principles
                         traditionally   associated  with  "growth"  or  "value"
                         investing are of only secondary importance in the CapGuardian investment process.

THE ARTISAN              In selecting  investments  for the  Portfolio,  Artisan
INVESTMENT               emphasizes  a bottom  up  investment  approach.  In the
SELECTION PROCESS        context of The  International  Equity  Portfolio,  this
                         means that Artisan  focuses on  identifying  companies,
                         including   companies   located  in   emerging   market
                         countries,   that  seem  well  positioned  for  strong,
                         sustainable growth, based on an fundamental  securities
                         analysis  and  other  factors  relating  to  individual
                         issuers. Artisan's research method favors countries and
                         regions with improving or rapidly expanding  economies,
                         taking  into  account  factors  such as gross  domestic
                         product  growth,  corporate   profitability,   economic
                         climate and social  change.  Artisan  attempts to avoid
                         securities  and  markets  that  appear,   in  Artisan's
                         judgment,  to  be  overvalued.   Artisan  may  consider
                         selling a security if it believes that anticipated earnings or growth potential of a particular issue has been realized, the factors that underlie the original investment decision are no longer valid, or identifies a more attractive situation.

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o EQUITY MARKET RISK -- The market value of an equity security and the equity markets in general can be volatile.

o FOREIGN SECURITIES RISK -- An investment in the Portfolio is subject to risks that are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

o EMERGING MARKETS RISK -- Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations, such the U.S., Canada and those included in the MSCI EAFE Index.

o DERIVATIVE RISK -- The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the initial amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "About Other Permitted Instruments."

o FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than is the case for domestic securities.

PERFORMANCE AND SHAREHOLDER EXPENSES -- THE INTERNATIONAL EQUITY PORTFOLIO
================================================================================

The chart and table below show how The International Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the MSCI EAFE Index. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

           [GRAPHIC OMITTED]

------------------------------------------

 1996     1997     1998     1999     2000
13.85%    5.52%   15.57%   29.77%  -17.32%
------------------------------------------

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.
The Portfolio's return for calendar year 2001, as of September 30, 2001 was (24.39)%.

                   AVERAGE ANNUAL TOTAL RETURNS

                        12 mos.        From
                    ended 12/31/00   inception
                    --------------   ---------
INTERNATIONAL
EQUITY                  (17.32)%       9.09%

MSCI EAFE
INDEX                   (14.17)%       7.86%

-----------------------------------------------
     Best quarter: 4th Qtr.  1999  23.39%
     Worst quarter: 3rd Qtr. 1998 (13.62)%
-----------------------------------------------

SHAREHOLDER EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees........................................................     .75%
Other Expenses.........................................................     .21%
Total Portfolio
Operating Expenses.....................................................     .96%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................    $   98
     3   YEARS...............................................    $  306
     5   YEARS...............................................    $  531
     10  YEARS...............................................    $1,178

* The figures shown reflect the total management fees payable by the Portfolio, including the maximum positive performance adjustment to which Artisan and CapGuardian may be entitled under certain performance fee arrangements. Absent any positive performance adjustment, Management Fees would be .45% and Total Portfolio Operating Expenses would be .66%. A full description of these performance fee arrangements appear under the heading "Management of the Trust -- Specialist Managers."

FUND DESCRIPTION AND RISK FACTORS -- THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called "private activity bonds" are referred to as "Municipal Securities."

PRINCIPAL INVESTMENT STRATEGIES. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated within one of the three highest rating categories by one of the major independent rating agencies, or are in the view of the Specialist Manager, of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its net assets in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio's Specialist Manager believes that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

SPECIALIST MANAGER. Deutsche Asset Management, Inc. ("Deutsche") currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.

THE DEUTSCHE INVESTMENT  In  selecting   securities   for   investment   by  the
SELECTION PROCESS        Portfolio,   Deutsche   generally   uses  a   bottom-up
                         approach.  This approach focuses on individual security
                         selection   rather  than   relying  on  interest   rate
                         forecasts.   Deutsche's   analytic   process   involves
                         assigning a relative value, based on  creditworthiness,
                         cash flow and price,  to each bond.  Credit analysis is
                         then used to determine the issuer's  ability to fulfill
                         its  obligations.  By  comparing  each  bond  to a U.S.
                         Treasury  instrument,  Deutsche  then seeks to identify
                         whether  the  market  price of the bond is an  accurate
                         reflection of its intrinsic value. Municipal Securities
                         may be  undervalued  for a variety of reasons,  such as
                         market  inefficiencies   relating  to  lack  of  market
                         information  about  particular  securities and sectors,
                         supply and demand shifts and lack of market penetration
                         by some issuers.  In the event any security held by the
                         Portfolio   is   downgraded   below   the   Portfolio's
                         authorized rating categories, Deutsche will review the security and determine whether to retain or dispose of that security.

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, when interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this prepayment risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income.

o CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a Municipal Security will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality bonds, such as those rated in the fourth highest category.

o AMT RISK - There is no limit on purchases of Municipal Securities, the interest on which is a preference item for purposes of the Federal alternative minimum tax. If the Portfolio's holdings of such securities is substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities, income from which is subject to regular Federal income tax.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
================================================================================

PERFORMANCE. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Lehman Brothers 5 Year Government Obligations Index, ("Lehman 5 Year G.O. Index"). Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below - the bar chart, tables and example - assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

[GRAPHIC OMITTED]

---------------
 1999     2000
-1.02%    8.68%
---------------

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.
The Portfolio's return for calendar year 2001, as of September 30, 2001 was 8.84%.

                   Average Annual Total Returns

                        12 mos.        From
                    ended 12/31/00   inception
                    --------------   ---------
INTERMEDIATE             8.68%         4.11%
TERM MUNICIPAL
BOND

LEHMAN 5 YEAR            7.68%         3.85%
G.O. INDEX

----------------------------------------------
     Best quarter:  4th Qtr. 2000  3.03%
     Worst quarter: 2nd Qtr. 1999 (1.02)%
----------------------------------------------

SHAREHOLDER EXPENSES.
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)
Management Fees........................................................     .31%
Other Expenses.........................................................     .14%
Total Portfolio
Operating Expenses.....................................................     .45%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................      $ 46
     3   YEARS...............................................      $144
     5   YEARS...............................................      $252
     10  YEARS...............................................      $567

* As of June 12, 2001, the fee payable to Deutsche was reduced. The figures shown reflect the Annual Operating Expenses that would have been experienced by the Portfolio had such reduced fee been in effect during the fiscal year ended June 30, 2001.

FUND DESCRIPTION AND RISK FACTORS - THE FIXED INCOME PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio will normally invest at least 80% of its total assets in fixed income securities of all types. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Fixed Income Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of three highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are in the view of the Specialist Manager, of comparable quality. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return.

SPECIALIST MANAGER. Deutsche currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.

THE DEUTSCHE INVESTMENT  In  selecting   securities   for   investment   by  the
SELECTION PROCESS        Portfolio,   Deutsche   generally   uses  a   bottom-up
                         approach.  This approach focuses on individual security
                         selection   rather  than   relying  on  interest   rate
                         forecasts.   Deutsche's   analytic   process   involves
                         assigning a relative value, based on  creditworthiness,
                         cash flow and price,  to each bond.  Credit analysis is
                         then used to determine the issuer's  ability to fulfill
                         its  obligations.  By  comparing  each  bond  to a U.S.
                         Treasury  instrument,  Deutsche  then seeks to identify
                         whether  the  market  price of the bond is an  accurate
                         reflection  of  its  intrinsic   value.   Fixed  income
                         securities may be undervalued for a variety of reasons,
                         such  as  market  inefficiencies  relating  to  lack of
                         market  information  about  particular  securities  and
                         sectors,  supply and  demand  shifts and lack of market
                         penetration by some issuers.  In the event any security
                         held  by  the   Portfolio  is   downgraded   below  the
                         Portfolio's authorized rating categories, Deutsche will review the security and determine whether to retain or dispose of that security.

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of The Fixed Income Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

o CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality bonds, such as those rated in the fourth highest category.

================================================================================

o FOREIGN SECURITIES RISK -- The value of the Portfolio's holdings of foreign securities are subject to risks which are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

o PREPAYMENT RISK -- When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

o EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to fall. Further information about extension and prepayment risk appears under the heading "Investment Strategies and Risks -- About Fixed Income Securities."

PERFORMANCE AND SHAREHOLDER EXPENSES -- THE FIXED INCOME PORTFOLIO
================================================================================

PERFORMANCE. The chart and table below show how The Fixed Income Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index"). Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

[GRAPHIC OMITTED]

---------------
 1999     2000
-1.19%   12.33%
---------------

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.
The Portfolio's return for calendar year 2001, as of September 30, 2001 was 5.47%.


                    AVERAGE ANNUAL TOTAL RETURNS

                        12 mos.        From
                    ended 12/31/00   inception
                    --------------   ---------
FIXED INCOME             12.33%        6.14%

LEHMAN                   11.63%        6.04%
AGGREGATE
BOND INDEX

----------------------------------------------
     Best quarter:  4th Qtr. 2000  4.62%
     Worst quarter: 2nd Qtr. 1999 (0.85)%
----------------------------------------------

================================================================================

SHAREHOLDER EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees........................................................     .31%
Other Expenses.........................................................     .14%
Total Portfolio
Operating Expenses.....................................................     .45%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................      $ 46
     3   YEARS...............................................      $144
     5   YEARS...............................................      $252
     10  YEARS...............................................      $567

* As of June 12, 2001, the fee payable to Deutsche was reduced. The figures shown reflect the Annual Operating Expenses that would have been experienced by the Portfolio had such reduced fee been in effect during the fiscal year ended June 30, 2001.

FUND DESCRIPTION AND RISK FACTORS -- THE HIGH YIELD BOND PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing in high yield securities (commonly referred to as "junk bonds").

PRINCIPAL INVESTMENT STRATEGIES. Under normal conditions, the Portfolio will primarily invest in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or below, or are in the view of the Specialist Manager, of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust's Statement of Additional Information. The Portfolio may also acquire other fixed income securities, including U.S. Government securities, investment grade corporate bonds and, to a limited extent, foreign fixed income, mortgage-backed or asset-backed securities. Under normal conditions the Portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities. Such sales may result in capital gains to the Portfolio (e.g. during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100%/year) will cause the Portfolio to incur additional transaction costs; and higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

SPECIALIST MANAGER. Morgan Stanley Investments LP ("MSI"), formerly Miller, Anderson & Sherrerd, LLP, currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.

================================================================================

THE MSI INVESTMENT       MSI  uses  both  equity  valuation  (e.g.  analysis  of
SELECTION PROCESS        factors  such  as   earnings,   sales  and  ability  of
                         management) and fixed income valuation techniques (e.g.
                         credit analysis). Using these techniques, together with
                         analyses  of  economic   and   industry   trends,   MSI
                         determines the Portfolio's  overall  structure,  sector
                         allocation   and  desired   maturity.   MSI  emphasizes
                         securities  of companies  that it believes  have strong
                         industry positions and favorable outlooks for cash flow
                         and asset  values.  MSI conducts a credit  analysis for
                         each security considered for investment to evaluate the
                         attractiveness  of the  extra  yield  offered  by  that
                         security   relative  to  higher  rated  securities  and
                         relative to the level of risk it presents. MSI may sell
                         securities when it believes that expected risk-adjusted
                         return   is   low   compared   to   other    investment
                         opportunities and/or to realize capital gains.

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o INTEREST RATE RISK -- One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of The High Yield Bond Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

o EXTENSION RISK -- These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to fall.

o PREPAYMENT RISK -- When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage- backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears under the heading "More About Investment Strategies and Risks -- About Fixed Income Securities."

o DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about derivative instruments, and the extent to which the Portfolio may use them, appears under the headings "Investment Strategies and Risks -- About Fixed Income Securities" and "About Hedging Strategies" and "About Other Permitted Instruments."

o CREDIT RISK -- An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality or "junk bonds" such as those in which this Portfolio invests.

o JUNK BOND RISK - Junk bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears under the heading "Investment Risk and Strategies -- Special Considerations Relating to High Yield or "Junk" Bonds."

o FOREIGN SECURITIES RISK -- The value of the Portfolio's holdings of foreign securities are subject to risks which are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. or foreign governments or central banks.

PERFORMANCE AND SHAREHOLDER EXPENSES -- THE HIGH YIELD BOND PORTFOLIO
================================================================================

PERFORMANCE. The High Yield Bond Portfolio commenced operations on September 26, 2000. During the period since the Portfolio's inception, its performance benchmark has been the Credit Suisse/First Boston High Yield Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of the types of securities in which this Portfolio invests. Because the Portfolio has experienced less than a full calendar year of operations, illustrations of the Portfolio's performance against its benchmark are not available for the fiscal year ending June 30, 2001.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees........................................................     .43%
Other Expenses.........................................................     .19%
Total Portfolio
Operating Expenses.....................................................     .62%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................      $ 63
     3   YEARS...............................................      $199
     5   YEARS...............................................      $346
     10  YEARS...............................................      $774

FUND DESCRIPTION AND RISK FACTORS -- FIXED INCOME II PORTFOLIO
================================================================================

INVESTMENT OBJECTIVE. The investment objective of this Portfolio is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities, including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality. The Portfolio may invest more than 50% of its total assets in mortgage-backed securities. Under normal conditions the Portfolio may invest up to 20% of its total assets in high yield securities ("junk bonds") and up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities. Such sales may result in capital gain to the Portfolio (e.g. during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100%/year) will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

SPECIALIST MANAGER. MSI and BlackRock Advisors, Inc. ("BlackRock") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.

================================================================================

THE MSI INVESTMENT       MSI  employs  a  value  approach  toward  fixed  income
SELECTION PROCESS        investing. "Value investing" in this context means that
                         the  Specialist  Manager  relies upon value measures to
                         guide   its   investment   decisions,   such   as   the
                         attractiveness  of the  extra  yield  offered  by fixed
                         income securities relative to the yield offered by U.S.
                         Treasury  issues.   MSI  seeks  to  identify   relative
                         attractiveness  among  corporate,   mortgage  and  U.S.
                         Government  securities,   and  also  may  consider  the
                         attractiveness   of   non-dollar   denominated   issues
                         relative to U.S.  dollar  denominated  securities.  MSI
                         also measures  various  types of risk,  focusing on the
                         level of real  interest  rates,  the shape of the yield
                         curve,  credit risk,  prepayment risk, country risk and
                         currency  valuations.   As  indicated  above,  the  MSI
                         portfolio management team selects individual securities based on their relative values, but may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

THE BLACKROCK            BlackRock  follows  a value  approach  to  fixed-income
INVESTMENT SELECTION     investing,  evaluating the  attractiveness of the extra
PROCESS                  yield  offered by fixed income  securities  relative to
                         the yield offered by U.S.  Treasury  issues.  BlackRock
                         selects  from  among   corporate,   mortgage  and  U.S.
                         Government  securities,   and  also  may  consider  the
                         attractiveness of non-U.S.  dollar  denominated  issues
                         relative  to  U.S.   dollar   denominated   securities.
                         BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

o INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

o EXTENSION RISK -- These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to fall.

o PREPAYMENT RISK -- When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears under the heading "Investment Strategies and Risks -- About Fixed Income Securities."

o CREDIT RISK -- An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality or "junk bonds."

o JUNK BOND RISK - Up to 20% of the Portfolio's total assets may be invested in these securities. Junk bonds are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer's financial health. Change in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with investments in junk bonds appears under the heading "Investment Risk and Strategies - Special Considerations Relating to High Yield or "Junk" Bonds."

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FUND DESCRIPTION AND RISK FACTORS -- FIXED INCOME II PORTFOLIO (CONTINUED)
================================================================================

o DERIVATIVE RISK -- The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears in this Prospectus under the headings "More About Investment Risks and Strategies -- About Fixed Income Securities" and "About Hedging Strategies" and "About Other Permitted Instruments."

o FOREIGN SECURITIES RISK -- The value of the Portfolio's holdings of foreign securities are subject to risks which are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. or foreign governments or central banks.

PERFORMANCE AND SHAREHOLDER EXPENSES -- THE FIXED INCOME II PORTFOLIO
================================================================================

PERFORMANCE. The Fixed Income II Portfolio commenced operations on September 26, 2000. During the period since the Portfolio's inception, its performance benchmark has been the Lehman Brothers Aggregate Bond Index, an unmanaged index of fixed income securities that is widely recognized as an indicator of the performance of the types of securities in which this Portfolio invests. Because the Portfolio has experienced less than a full calendar year of operations, illustrations of the Portfolio's performance against its benchmark are not available for the fiscal year ending June 30, 2001.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges..................................................     None
Maximum Redemption Fee.................................................     None

ANNUAL OPERATING EXPENSES*
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees........................................................     .31%
Other Expenses.........................................................     .18%
Total Portfolio
Operating Expenses.....................................................     .49%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   YEAR................................................      $ 50
     3   YEARS...............................................      $157
     5   YEARS...............................................      $274
     10  YEARS...............................................      $616

* The Fixed Income II Portfolio has engage two Specialist Managers. Figures shown reflect the performance that would have been experienced had 50% of the Portfolio's assets been allocated to each such Specialist Manager during the fiscal year ended June 30, 2001.

INVESTMENT RISK AND STRATEGIES
================================================================================

The following is a summary of the types of investments that the Trust's Portfolios may make. A more extensive discussion appears in the Statement of Additional Information.

ABOUT SECTOR RISK. Because the investment selection processes followed by certain of the Specialist Managers that serve the Value Equity, Growth Equity and Small Capitalization Equity Portfolios may be made with reference to industry and market sectors represented in the "benchmark index" for the portfolio each serves, these Portfolios may hold a substantial position in one or more of the market sectors that are represented in that benchmark index. To the extent that market or regulatory developments that affect any such sector are negative and to the extent that the portfolio in which you invest holds a substantial position in any such sector, the value of your investment in that portfolio is also likely to be negatively affected. For example, as of the date of this Prospectus, a substantial proportion of the companies represented in these benchmark indices may be considered to be "technology companies" and, as a result, these indices may be disproportionately affected by developments in the technology sector. Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, and competition from new market entrants. Changes in governmental policies and the need for regulatory approvals may also adversely affect the sector. The performance of the technology sector may differ in direction and degree from that of the overall stock market.

ABOUT BENCHMARKS AND INDEX INVESTING. The benchmarks for the Value Equity, the Growth Equity and the Small Capitalization Equity Portfolios are the Russell 1000 Value Index(R), the Russell 1000 Growth Index(R), and the Russell 2000 Index(R), respectively. These indexes are among the 21 indexes produced by The Frank Russell Company ("Russell") and, like many of the indexes in this group, are based on the Russell 3000 Index(R). The Russell 3000 Index(R) measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell's U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31. This annual "reconstitution" re-ranks each company, establishing the year's new index membership. The newly adjusted index membership takes effect July 1, and remains in place until the following year's reconstitution process; each is reviewed and reconstituted each year. The Russell indexes referenced above include only common stocks domiciled in the United States and its territories.

The Russell 1000 Index(R) measures the performance of the 1,000 largest companies in the Russell 3000 Index(R), and represents approximately 92% of the total market capitalization of the Russell 3000 Index(R). The Russell 1000 Growth Index(R) is designed to measure the performance of those companies included in the Russell 1000 Index(R) that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index(R) is designed to measure the performance of those companies included in the Russell 1000 Index(R) that have relatively lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index(R) measures the performance of the 2,000 smallest companies in the Russell 3000 Index(R), which companies represent approximately 8% of the total market capitalization of the Russell 3000 Index(R). As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

The indexes noted above are used by the Board of Trustees and by Hirtle Callaghan & Co., Inc. as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of the Value Equity and the Growth Equity Portfolios (the "Index Accounts") are allocated to a Specialist Manager who is committed to investing assets allocated to it by the Board in a manner that replicates the appropriate benchmark index. This passive investment style is markedly different than traditional, investment techniques. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that are designed to replicate the performance of a selected stock index.

It is intended that the Index Accounts be invested in all of the securities included in the Russell 1000 Growth Index(R), in the case of The Growth Equity Portfolio, or the Russell 1000 Value Index(R), in the case of The Value Equity Portfolio; securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust's Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio

================================================================================

of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant index. Investors should be aware, however, that while use of an index investment may limit an investor's losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

ABOUT EQUITY SECURITIES. The prices of equity and equity-related securities will fluctuate -- sometimes dramatically -- over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock; equity-related securities refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

ABOUT FOREIGN SECURITIES. Equity securities of non- U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign investments also involve additional risks. These include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting, and can affect either favorably or unfavorably the value of securities held in the Portfolio. Such rate movements may result from actions taken by foreign governments or central banks, actions of the U.S. government, or as a result of speculation in the currency markets. On January 1, 1999, the European Economic and Monetary Union introduced a single currency ("euro") to be used by all of its member states. This event has brought about some uncertainty in the international markets. These include the legal treatment of certain outstanding financial contracts after January 1, 1999, the establishment of exchange rates and the creation of suitable clearing and settlement payment systems for the new currency. Companies that issue securities have until July 1, 2002 to redenominate corporate stocks and bonds from national currencies to the euro and, until January 2002, the euro will only exist as book entries in financial institutions. The lack of policies and laws or regulations in participating countries makes it difficult to assess all of the processing and systems changes that will be required as a result of the euro conversion or the impact the conversion process may have on international investors, including mutual funds.

Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities such as the World Bank for example, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity's ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as "Brady Bonds," that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies, although most are U.S. dollar denominated.

================================================================================

Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors' ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

ABOUT FIXED-INCOME SECURITIES. Fixed income securities -- sometimes referred to as "debt securities" -- include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors -- the type of instrument, the issuer and the payment terms will affect the volatility and the risk of loss associated with a particular fixed-income issue. The "maturity" of a fixed income instrument and the "duration" of a portfolio of fixed income instruments also affects investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measures the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates fall. Thus, in periods of falling interest rates, the yield of an investment portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be lower.

Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues -- securities backed by pools of loans -- payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organization, such as Standard & Poor's ("S&P") and Moody's. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.

Risk Factors Relating to High Yield or "Junk" Bonds. Fixed income securities that are not investment grade are commonly referred to as junk bond or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payment of principal and interest. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities.

================================================================================

When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a "when-issued" basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Because of their derivative structure -- the fact that their value is derived from the value of the underlying assets -- these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Real Estate Investment Trusts. Each of the Equity Portfolios may invest up to 10% of its total assets in equity interests issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Municipal Securities. Municipal Securities -- fixed income securities issued by local, state and regional governments or other governmental authorities -- may be issued for a wide range of purposes, including construction of public facilities or short-term funding and may be issued for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes but may be a tax preference item for purposes of computing alternative minimum tax ("AMT"). The Fixed Income Portfolio may invest in Municipal Securities regardless of whether the interest is taxable. The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds. Municipal Bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. Municipal Bonds may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on the Municipal Bond. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution -- sometimes referred to as participation interests -- and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution or ratings assigned by rating organizations of its securities, may affect the value of the instrument.

================================================================================

ABOUT TEMPORARY INVESTMENT PRACTICES. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objectives and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. Government Securities. The Portfolios may also invest in repurchase agreements secured by U.S. Government Securities or repurchase agreements secured by such securities, or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

ABOUT HEDGING STRATEGIES. Except with respect to the Index Accounts, the a Specialist Manager may, but is not obligated to, use certain strategies ("Hedging Strategies") on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including the Specialist Manager responsible for the Index Accounts, may use Hedging Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indices, options on stock index and interest rate futures contracts and options on such futures contracts. Both the Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity Portfolio may, but is not obligated to, use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated.

The High Yield Bond Portfolio and The Fixed Income II Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

Use of the instruments noted above (collectively, "Hedging Instruments") must be consistent with the Portfolio's investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). In addition, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

There are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the strategy does not occur, it may be that the Portfolio employing the Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In

================================================================================

addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

ABOUT OTHER PERMITTED INSTRUMENTS. Each of the Portfolios may borrow money from a bank for temporary emergency purposes, and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act of 1940 (the "Investment Company Act"), involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. Government securities or high-grade, liquid obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

The Specialist Managers may acquire on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objectives and policies of that Portfolio. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depositary Receipts ("SPDRs") or the S&P Mid-Cap 400 Index Depositary Receipts ("MidCap SPDRs"). Similarly structured instruments currently available in the securities markets or created in the future may also be acquired. SPDRs and MidCap SPDRs may be obtained from the issuing unit investment trust or purchased in the secondary market. Because the market value of these instruments is derived from the value of the equity securities held by the issuing unit investment trust, these instruments may be used by an Specialist Manager to achieve market exposure pending investment. SPDRs and MidCap SPDRs are listed on the American Stock Exchange. Further information about these instruments is contained in the Statement of Additional Information. Generally, the Investment Company Act limits investments in instruments in other investment companies (including SPDRs, MidCap SPDRs and similar instruments) to 5% of a Portfolio's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of a Portfolio's assets may be made. SPDRs and similar instruments may be used by a Specialist Manager to hedge against the relative value of the securities in which the acquiring portfolio primarily invests, facilitate the management of cash flows in or out of that portfolio or to achieve market exposure pending investment.

MANAGEMENT OF THE TRUST
================================================================================

HIRTLE CALLAGHAN & CO., INC. ("Hirtle Callaghan") serves as the overall investment adviser to the Trust under the terms of its investment advisory agreement ("Hirtle Callaghan Agreement") with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Hirtle Callaghan may, from time to time, recommend that the assets of a multi-manager Portfolio be reallocated between the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio.

================================================================================

Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. The principal offices of Hirtle Callaghan are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act since 1988, Hirtle Callaghan had, as of June 30, 2001, over $4.8 billion in assets under management. Hirtle Callaghan is controlled by its founders, Jonathan J. Hirtle and Donald E. Callaghan.

SPECIALIST MANAGERS. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments the Portfolios they serve.

In the case of those Portfolios that are served by more than one Specialist Manager, the Board is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Under normal circumstances, it is expected that the assets of each of these Portfolios will be allocated equally among its Specialist Managers. The Board may, however, increase or decrease the allocation to a Specialist Manager, or terminate a particular Specialist Manager, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Manager that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

The Specialist Managers that currently serve the Trust's various Portfolios are:

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for The International Equity Portfolio. Artisan, the principal offices of which are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2001, Artisan managed total assets in excess of $13.5 billion, of which approximately $8.2 billion consisted of mutual fund assets. Artisan's sole general partner is Artisan Partners Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

A team of investment professionals, lead by Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

Artisan is compensated for its services to The International Equity Portfolio based on the performance that Artisan is able to achieve with respect to that portion ("Artisan Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Artisan for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least .40% (40 basis points) and to reduce Artisan's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Artisan is entitled to a quarterly fee of .10% (or 10 basis points) of the average net assets of the Artisan Account. After an initial one year period, each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Artisan Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a performance hurdle of .40% (40 basis points) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Artisan will earn a performance adjustment only with respect to the value that its portfolio management adds to the Artisan Account. The fulcrum fee arrangement provides that Artisan's fee cannot exceed 80 basis points with respect to any 12 month period and does not provide for the payment to Artisan of any minimum annual fee. The following table sets forth the fee to which Artisan would be entitled, assuming that it performs at the indicated levels relative to the MSCI EAFE Index. The highlighted entry is the "fulcrum point" -- the performance that Artisan must achieve in order to receive an unadjusted fee:

================================================================================

IF THE PERFORMANCE OF THE ARTISAN ACCOUNT:                       ARTISAN WILL RECEIVE A FEE OF:
Is less than the MSCI EAFE Index by:          -1.20% or more                0.00000%
Is less than the MSCI EAFE Index by:             -1.00%                     0.05000%
Is less than the MSCI EAFE Index by:             -0.80%                     0.10000%
Is less than the MSCI EAFE Index by:             -0.60%                     0.15000%
Is less than the MSCI EAFE Index by:             -0.40%                     0.20000%
Is less than the MSCI EAFE Index by:             -0.20%                     0.25000%
Equals the MSCI EAFE Index:                       0.00%                     0.30000%
Exceeds the MSCI EAFE Index by:                   0.20%                     0.35000%
EXCEEDS THE MSCI EAFE INDEX BY:                   0.40%                     0.40000%
Exceeds the MSCI EAFE Index by:                   0.60%                     0.45000%
Exceeds the MSCI EAFE Index by:                   0.80%                     0.50000%
Exceeds the MSCI EAFE Index by:                   1.00%                     0.55000%
Exceeds the MSCI EAFE Index by:                   1.20%                     0.60000%
Exceeds the MSCI EAFE Index by:                   1.40%                     0.65000%
Exceeds the MSCI EAFE Index by:                   1.60%                     0.70000%
Exceeds the MSCI EAFE Index by:                   1.80%                     0.75000%
Exceeds the MSCI EAFE Index by:               2.00% or more                 0.80000%

It should be noted that, under the performance fee arrangement, Artisan could earn a positive performance adjustment in declining markets if the decline in the total return of the Artisan Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

BlackRock Advisors, Inc. ("BlackRock") serves as a Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 100 Bellevue Parkway, Wilmington, Delaware 19809. For its services to the Portfolio, BlackRock receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets ("BlackRock Account") managed by it, at an annual rate of 0.25% for the first $100 million in such assets, and 0.20% for those assets in excess of $100 million. As of June 30, 2001, BlackRock, together with its asset management affiliates, managed total assets of approximately $213 billion, $24.6 billion of which represent mutual fund assets.

BlackRock uses a team approach in managing client portfolios. Keith Anderson provides general oversight to that portion of the assets of The Fixed Income II Portfolio allocated to BlackRock. Rajiv Sobti, Ph.D., and Scott Amero are responsible for making day-to-day investment decisions for the BlackRock Account. Mr. Anderson, who joined BlackRock in 1988 as a founding principal, currently serves as Managing Director and Chief Investment Officer for BlackRock and several of its affiliates. Mr. Anderson holds BS and Masters degrees from Nichols College and Rice University, respectively. Mr. Sobti has served as Managing Director for BlackRock and several of its affiliates since joining BlackRock in 1998. Prior to joining BlackRock, and since 1986, Mr. Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette. Mr. Sobti holds a BA degree from St. Stephens College, University of Delhi, an MBA degree from the India Institute of Management, Ahmedabad, and a Ph.D. from the Wharton School of the University of Pennsylvania. Mr. Amero, who joined BlackRock in 1990 as a vice president in portfolio management, also serves as Managing Director for BlackRock and several of its affiliates. Mr. Amero holds a BA degree from Harvard University as well as an MBA from New York University. BlackRock is an indirect subsidiary of The PNC Financial Services Group, Inc.

Capital Guardian Trust Company ("CapGuardian") serves as a Specialist Manager for The International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. It is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc. ("Capital Group") and maintains offices throughout the world. As of June 30, 2001, CapGuardian managed total assets of in excess of $119.7 billion, including approximately $11.1 billion in assets of registered investment companies.

================================================================================

CapGuardian is compensated for its services to The International Equity Portfolio based on the performance that CapGuardian is able to achieve for that portion ("CapGuardian Account") of the assets of the Portfolio allocated to it. This performance fee arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least .40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, CapGuardian receives a quarterly base fee of .10% (or 10 basis points) of the average net assets of the CapGuardian Account. After an initial one year period, each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the CapGuardian Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus 40 basis points during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. The fulcrum fee arrangement provides that CapGuardian's total compensation under the performance fee arrangement may not exceed 60 basis points with respect to any 12 month period; it also provides for a minimum annual fee of 20 basis points (.20%).

The  following  tables  illustrates  the  above-described  fee  structure;   the
highlighted entry is the "fulcrum point" -- the performance that CapGuardian must achieve in order to receive an unadjusted base fee:

IF THE PERFORMANCE OF THE CAPGUARDIAN ACCOUNT --                   CAPGUARDIAN WILL RECEIVE A FEE OF:
---------------------------------------------                      ----------------------------------
is lower than the MSCI EAFE Index by:              -1.20% or more               0.20000%
is lower than the MSCI EAFE Index by:                  -1.00%                   0.22500%
is lower than the MSCI EAFE Index by:                  -0.80%                   0.25000%
is lower than the MSCI EAFE Index by:                  -0.60%                   0.27500%
is lower than the MSCI EAFE Index by:                  -0.40%                   0.30000%
is lower than the MSCI EAFE Index by:                  -0.20%                   0.32500%
equals to the MSCI EAFE Index:                          0.00%                   0.35000%
exceeds the MSCI EAFE Index by:                         0.20%                   0.37500%
EXCEEDS THE MSCI EAFE INDEX BY:                         0.40%                   0.40000%
exceeds the MSCI EAFE Index by:                         0.60%                   0.42500%
exceeds the MSCI EAFE Index by:                         0.80%                   0.45000%
exceeds the MSCI EAFE Index by:                         1.00%                   0.47500%
exceeds the MSCI EAFE Index by:                         1.20%                   0.50000%
exceeds the MSCI EAFE Index by:                         1.40%                   0.52500%
exceeds the MSCI EAFE Index by:                         1.60%                   0.55000%
exceeds the MSCI EAFE Index by:                         1.80%                   0.57500%
exceeds the MSCI EAFE Index by:                     2.00% or more               0.60000%

It should be noted that, under the performance fee arrangement, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of the CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian will be the responsibility of the following individuals:

David I. Fisher, is Chairman of the Board of CapGuardian and an officer and/or director of several affiliated companies. He is a portfolio manager for U.S., non-U.S., global and emerging market assets and has been responsible for CapGuardian's international investing activities since 1982. Mr. Fisher joined the Capital Group in 1969 as a financial analyst and was Director of Research for ten years. Mr. Fisher is a graduate of the University of California at Berkeley, holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial analysts and a founding member of the International Society of Security Analysts.

Hartmut Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary and serves as an officer and/or director of several companies in the Capital Group. Mr. Giesecke has been with the Capital Group since 1972, focusing on international and emerging markets.

Richard N. Havas is a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian in its Montreal offices, and serves as an officer and/or director of several companies in the Capital Group. Mr. Havas joined the Capital Group in 1986 as a financial analyst.

================================================================================

Nancy J. Kyle, who joined CapGuardian in 1991 as a portfolio counselor, is a portfolio manager in CapGuardian's New York office. Ms. Kyle, who joined CapGuardian in 1991, is a Senior Vice President, Director and member of the Executive Committee of CapGuardian, and serves as an officer and/or director of several companies in the Capital Group.

Robert Ronus is a portfolio manager in CapGuardian's Los Angeles office. Mr. Ronus, who joined the Capital Group in 1972 as a portfolio manager, is president and a director of CapGuardian and serves as an officer and/or director of several companies in the Capital Group.

Lionel M. Sauvage is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Sauvage is senior vice president and portfolio manager of CapGuardian and a vice president of Capital International Research, Inc. Mr. Sauvage joined the Capital Group in 1987 as an investment analyst.

Nilly Sikorsky is a portfolio manager based in CapGuardian's Geneva office. Ms. Sikorsky serves as President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. and as an officer and/or director of several companies in the Capital Group. Ms. Sikorsky, who joined the Capital Group of Companies in 1962 as a statistician, was managing editor of the Morgan Stanley Capital International Perspective for 20 years.

Rudolf M. Staehelin is a portfolio manager in CapGuardian's Geneva office. Mr. Staehelin is a Senior Vice President and Director of Capital International
Research, Inc. and Director and Senior Vice President of Capital International S.A. He joined the Capital Group Companies in 1981 as a financial analyst with international research responsibilities in banking and pharmaceuticals.

Christopher A. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios, and research responsibilities for the Japanese financial sector. Prior to joining CapGuardian in 1994 as a portfolio manager, Mr. Reed worked as an East Asia and aerospace analyst for the U.S. Air Force. Mr. Reed is a Chartered Financial Analyst and is based in CapGuardian's Tokyo office.

Arthur J. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki joined CapGuardian in 1987 as an investment research analyst after having obtained his MBA at IMD in Lausanne, Switzerland. He is a founding President of the Association of European Automotive Analysts, and is based in CapGuardian's Geneva office.

Deutsche Asset Management, Inc. ("Deutsche") serves as the Specialist Manager for The Intermediate Term Municipal Bond and The Fixed Income Portfolios. For its services to each of the Portfolios, Deutsche receives, based on the average daily net asset value of each such Portfolio, an annual fee of 0.255%. Deutsche, which was formerly known as Morgan Grenfell, Incorporated, is headquartered at 150 South Independence Square West, Suite 726, Philadelphia, Pennsylvania 19106, and has been active in managing municipal securities since 1989. David Baldt, an Executive Vice-President of Deutsche, is primarily responsible for making the day-to-day investment decisions for each of the Trust's Fixed Income Portfolios. Mr. Baldt has managed fixed income investments since 1973, and has been with Deutsche (or its predecessors) since 1989. As of June 30, 2001, Deutsche managed assets of approximately $238.6 billion, of which approximately $56.5 billion represented assets of mutual funds. Deutsche is an indirect, wholly-owned subsidiary of Deutschebank, A.G., a German financial services conglomerate.

Frontier Capital Management Company ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta, a Senior Vice President of Frontier, is a chartered financial analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of June 30, 2001, approximately $4.6 billion in assets under management, of which approximately $302 million represented assets of mutual funds. Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

================================================================================

Geewax, Terker and Co. ("Geewax") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. The principal offices of Geewax are located at 414 Old Baltimore Pike, Chadds Ford, PA 19317. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. Christopher P. Ouimet joined Geewax in 1994 as a research analyst and also serves as an assistant portfolio manager for the Portfolio. Mr. Ouimet holds an MBA from St. Joseph's University. Prior to joining Geewax, Mr. Ouimet was at The Vanguard Group as a quantitative analyst from 1992 to 1994, and as a marketing analyst from 1990 to 1992. As of June 30, 2001, Geewax managed assets of approximately $4.75 billion, of which approximately $375 million represented assets of mutual funds. Geewax, a Pennsylvania partnership, and registered investment adviser since 1982, is controlled by Mr. Geewax and Bruce Terker, the firm's general partners.

Institutional Capital Corporation ("ICAP") serves as a Specialist Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.35%. ICAP, a registered investment adviser, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $13.8 billion under management as of July 31, 2001, of which approximately $2.8 billion represented assets of mutual funds.

Jennison Associates LLC ("Jennison") serves as a Specialist Manager for The Growth Equity Portfolio. For its services to the Portfolio, Jennison receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jennison, a registered investment adviser since 1969, the principal offices of which are located at 466 Lexington Avenue, New York, New York 10017, was established in 1969. Jeffrey P. Siegel, an Executive President of Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Mr. Siegel joined Jennison in June 1999 after eleven years at TIAA-CREF, where he was a portfolio manager. As of March 31, 2001, Jennison had approximately $65 billion under management, of which approximately $33 billion represented assets of mutual funds. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America.

Morgan Stanley Investment LP ("MSI"), formerly Miller Anderson & Sherrerd, LP, serves as the Specialist Manager for The High Yield Bond Portfolio and The Fixed Income II Portfolio. For its services to The High Yield Bond Portfolio, MSI receives a fee, payable monthly, calculated at an annual rate of .375% of the average daily net assets of the Portfolio. For its services to The Fixed Income II Portfolio, MSI receives a monthly fee, calculated in accordance with the following annual rates: .275% of the first $200 million of the average daily net assets of the Portfolio; .250% of the next $200 million of such assets; and
 .200% of such assets over $400 million. MSI, a registered investment adviser since 1974, whose principal offices are located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868, was founded in 1969. As of June 30, 2001, MSI, together with its institutional affiliates, managed assets in excess of $171.8 billion, of which approximately $75 billion represented assets of mutual funds.

The general partner of MSI is Morgan Stanley Dean Witter Investment Management Holdings, Inc. ("Holdings"), which is in turn, controlled by Morgan Stanley Investment Management, Inc. ("MSIM"), a company that is wholly-owned by Morgan Stanley Dean Witter & Co., a publicly traded company.

Day-to-day investment decisions for The High Yield Bond Portfolio are the responsibility of Stephen F. Esser, Gordon W. Loery and Deanna L. Loughnane. Mr. Esser, a Managing Director of MSIM, joined MSI in 1988 as a fixed income analyst and has been part of the management team for The High Yield Bond Portfolio since the inception of this Portfolio. Before joining the management team for The High Yield Bond Portfolio in 1999, Mr. Loery, who is also a Principal of MSIM, joined MSI in 1996 as a fixed income analyst, having served as a Fixed Income Analyst for Morgan Stanley Asset Management Inc. from 1990 to 1996. Before joining the management team for The High Yield Bond Portfolio in 2001, Ms. Longhnane, who is also an Executive Director of MSIM, joined MSI in 1997 as a fixed income analyst, having served as a vice president and senior corporate bond analyst for Putnam Investments from 1993 to 1997.

================================================================================

Day-to-day portfolio management decisions for that portion of The Fixed Income II Portfolio allocated to MSI are the responsibility of Angelo G. Manioudakis and Scott F. Richards. Mr. Manioudakis, a Principal of MSIM, joined MSI in 1993. He served as a Fixed Income Analyst for Morgan Stanley Asset Management Inc., an affiliate of MSI, from 1993 to 1995, and as a Fixed Income Portfolio Manager from 1995 to 1998. Mr. Richards, who is a Managing Director of MSIM, joined MSI in 1992 and has been part of the management team for The Fixed Income II Portfolio since the inception of this Portfolio.

Sterling Johnston Capital Management, Inc. ("Sterling Johnston"), a registered investment adviser since 1985, serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Sterling Johnston's principal offices are located at One Sansome Street, San Francisco, California 94104. As of June 30, 2001, Sterling Johnston managed assets of $276 million, of which approximately $71 million represented assets of mutual funds.

As of the date of this Prospectus, Sterling Johnston receives a fee based on the average daily net asset value of that portion ("Sterling Johnston Account") of the assets of The Small Capitalization Equity Portfolio allocated to it, at an annual rate of 0.40% (40 basis points). It is anticipated, however, that a performance fee arrangement will become effective with respect to the Sterling Johnston Account on or about December 1, 2001. Under this arrangement, Sterling Johnston will be compensated for its services to The Small Capitalization Equity Portfolio based on the performance achieved by the Sterling Johnston Account. This performance fee arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Russell 2000 Growth Index(R) by a factor of at least .40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Sterling Johnston is entitled to a quarterly fee of 10% (or 10 basis points) of the average net assets of the Sterling Johnston Account. After an initial one year period, each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Sterling Johnston Account is greater than (or less than) the designated "fulcrum point" - the total return of the Russell 2000 Growth Index(R) plus a performance hurdle of .40% (40 basis points) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Sterling Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account. The fulcrum fee arrangement provides that Sterling Johnston's fee cannot exceed 80 basis points with respect to any 12 month period and does not provide for the payment to Sterling Johnston of any minimum annual fee. The following table sets forth the fee to which Sterling Johnston would be entitled, assuming that it performs at the indicated levels relative to the Russell 2000 Growth Index(R). The highlighted entry is the "fulcrum point" -- the performance that Sterling Johnston must achieve in order to receive an unadjusted base fee:

IF THE PERFORMANCE OF THE STERLING JOHNSTON ACCOUNT:                     STERLING JOHNSTON WILL RECEIVE A FEE OF:
Is less than the Russell 2000 Growth Index by:         -1.20% or more                    0.00000%
Is less than the Russell 2000 Growth Index by:            -1.00%                         0.05000%
Is less than the Russell 2000 Growth Index by:            -0.80%                         0.10000%
Is less than the Russell 2000 Growth Index by:            -0.60%                         0.15000%
Is less than the Russell 2000 Growth Index by:            -0.40%                         0.20000%
Is less than the Russell 2000 Growth Index by:            -0.20%                         0.25000%
Equals the Russell 2000 Growth Index:                      0.00%                         0.30000%
Exceeds the Russell 2000 Growth Index by:                  0.20%                         0.35000%
EXCEEDS THE RUSSELL 2000 GROWTH INDEX BY:                  0.40%                         0.40000%
Exceeds the Russell 2000 Growth Index by:                  0.60%                         0.45000%
Exceeds the Russell 2000 Growth Index by:                  0.80%                         0.50000%
Exceeds the Russell 2000 Growth Index by:                  1.00%                         0.55000%
Exceeds the Russell 2000 Growth Index by:                  1.20%                         0.60000%
Exceeds the Russell 2000 Growth Index by:                  1.40%                         0.65000%
Exceeds the Russell 2000 Growth Index by:                  1.60%                         0.70000%
Exceeds the Russell 2000 Growth Index by:                  1.80%                         0.75000%
Exceeds the Russell 2000 Growth Index by:              2.00% or more                     0.80000%

================================================================================

It should be noted that, under the performance fee arrangement, Sterling Johnston could earn a positive performance adjustment in declining markets if the decline in the total return of Sterling Johnston Account is less than the decline in the total return of the Russell 2000 Growth Index(R). Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Day-to-day investment decisions for the Sterling Johnston Account is the responsibility of Scott Sterling Johnston, who also serves as the firm's Chief Executive Officer and Chief Investment Officer. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston does not currently provide investment advisory services to any mutual fund other than the Small Capitalization Equity Portfolio. Sterling Johnston is an independent investment advisory firm; 95% of the firm's equity is held by its principles, including Mr. Johnston, who holds a controlling interest in the firm.

SSgA Funds Management, Inc. ("SSgA") currently serves as a Specialist Manager for the Value Equity Portfolio and the Growth Equity Portfolio. SSgA is a registered investment adviser and a wholly-owned subsidiary of State Street Corporation and is an affiliate of State Street Global Advisors, the investment advisory arm of State Street Corporation. Its principal offices are located at Two International Place, Boston, Massachusetts 02110. Incorporated in 2001,
SSgA, together with its affiliated companies, manages over $750 billion for clients around the world. As of June 30, 2001, SSgA had approximately $50 billion under management, representing assets of 25 mutual fund companies. For its services to the Value Equity and Growth Equity Portfolios, SSgA receives a fee of .04% of that portion of each Portfolio's assets allocated to it. As noted earlier in this Prospectus, SSgA manages the assets allocated to it in accordance with an index approach and uses a team approach in implementing this program. Michael Feehily and Alex Ryer will manage that portion of the Value Equity and Growth Equity Portfolios allocated to SSgA. Mr. Feehily, who originally served as an analyst for State Street Global Advisors, is now an SSgA Principal and team leader of the U.S. Structured Products Group. Mr. Feehily has been with SSgA or its affiliated companies for more than the last five years. Mr. Ryer has been a Portfolio Manager since joining State Street Global Advisors in 2000, and, prior to doing so, was with Katahdin Investment Partnership, a venture capital firm.

SHAREHOLDER INFORMATION
================================================================================

PURCHASES AND REDEMPTIONS
PURCHASING SHARES OF THE PORTFOLIOS. You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at their net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust.

A Portfolio's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time on days the NYSE is open.

The NAV is calculated by adding the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:

                   NAV =      total assets - liabilities
                              --------------------------
                              number of shares outstanding

The value of each Portfolio's investments is generally determined by current market quotations. If market quotations are not available, prices will be based on fair value as determined by the Trust's Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board.

Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any regular business day.

================================================================================

Selling Your Shares. You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared -- normally, within 15 days of receipt of the check by the Trust.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The value of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed. The Trust may permit investors to purchase shares of a Portfolio "in kind" by exchanging securities for shares of the selected Portfolio. This is known as an "in-kind" purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled -- usually within 15 days following the in-kind purchase. The Trust may also redeem shares in-kind. This means that all or a portion of the redemption amount would be paid by distributing to the redeeming shareholder securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

SHAREHOLDER REPORTS AND INQUIRIES. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent accountants. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address, shown on the first page of this Prospectus.

DIVIDENDS AND DISTRIBUTIONS. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The High Yield Bond Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio are paid semi-annually. Income dividends on each of the remaining Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.

FEDERAL TAXES. The following discussion is only a brief summary of some of the important Federal tax considerations that may affect your investment in the Trust. It is not a substitute for careful tax planning. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to his or her particular tax situation.

Dividends that are derived from taxable investments are taxable as ordinary income. Dividends and capital gain distributions are taxable in the year in which they are paid, even if they appear on your account statement the following year. The manner in which they are taxed will be the same, regardless of whether you elect to receive your dividends and capital gains distributions in cash or in additional shares. Taxes on capital gains by the Portfolios will vary with the length of time the Portfolio has held the security - not how long you have invested in the Portfolio.

================================================================================

During normal market conditions, it is expected that substantially all of the dividends paid by The Intermediate Term Municipal Bond Portfolio will be excluded from gross income for Federal income tax purposes. As previously noted, the Portfolio may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable; the Portfolio may also realize capital gain. In such event, a portion of the Portfolio's dividends would not be exempt from Federal income taxes. If a Portfolio invests in foreign securities, it may be subject to foreign withholding taxes, and under certain circumstances, may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

You will be notified each year about the Federal tax status of dividends and capital gains distributions made by the Portfolios. Depending on your residence for tax purposes, dividends and capital gains distributions may also be subject to state and local taxes, including withholding taxes, even if you are exempt from Federal tax. Foreign shareholders may be subject to special withholding requirements.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.

                                                                                      VALUE EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ----         ----         ----         ----         ----
                                                                      ENDED       ENDED        ENDED         ENDED        ENDED
                                                                      -----       -----        -----         -----        -----
                                                                    JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                    --------     --------     --------     --------     --------
                                                                      2001         2000         1999         1998         1997
                                                                      ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period ...........................   $   13.20    $   14.85    $   15.49    $   14.41    $   11.48
                                                                   ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
   Net investment income .......................................        0.17         0.17         0.22         0.24         0.23
   Net realized and unrealized gain/(loss) on investments ......        1.06        (0.92)        0.87         2.87         3.65
                                                                   ---------    ---------    ---------    ---------    ---------
      Total from investment operations .........................        1.23        (0.75)        1.09         3.11         3.88
                                                                   ---------    ---------    ---------    ---------    ---------
Distributions to Shareholders from:
   Net investment income .......................................       (0.17)       (0.17)       (0.22)       (0.25)       (0.21)
   Net realized gain on investments ............................       (0.27)       (0.73)       (1.51)       (1.78)       (0.74)
                                                                   ---------    ---------    ---------    ---------    ---------
      Total distribution to shareholders .......................       (0.44)       (0.90)       (1.73)       (2.03)       (0.95)
                                                                   ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period .................................   $   13.99    $   13.20    $   14.85    $   15.49    $   14.41
                                                                   =========    =========    =========    =========    =========
Total Return ...................................................       9.43%       (5.14%)       9.07%       23.42%       35.28%
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands) ....................   $ 281,192    $ 241,803    $ 216,940    $ 176,587    $ 117,092
   Ratio of expenses to average net assets .....................       0.53%        0.55%        0.56%        0.52%        0.63%
   Ratio of net investment income to average net assets ........       1.24%        1.29%        1.64%        1.69%        1.89%
   Ratio of expenses to average net assets excluding fee waivers       0.53%        0.55%        0.56%        0.52%*       0.65%*
   Portfolio turnover rate .....................................     138.97%      128.72%      108.79%       86.45%       97.39%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

                                                                                      GROWTH EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ----         ----         ----         ----         ----
                                                                      ENDED       ENDED        ENDED         ENDED        ENDED
                                                                      -----       -----        -----         -----        -----
                                                                    JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                    --------     --------     --------     --------     --------
                                                                      2001         2000         1999         1998         1997
                                                                      ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period ...........................   $   20.63    $   17.96    $   15.25    $   13.67    $   11.13
                                                                   ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
   Net investment income .......................................        0.04         0.08         0.03         0.04         0.06
   Net realized and unrealized gain on investments and futures .       (6.66)        4.69         3.76         4.37         2.58
                                                                   ---------    ---------    ---------    ---------    ---------
      Total from investment operations .........................       (6.62)        4.77         3.79         4.41         2.64
                                                                   ---------    ---------    ---------    ---------    ---------
Distributions to Shareholders from:
   Net investment income .......................................       (0.04)       (0.08)       (0.03)       (0.04)       (0.05)
   In excess of net investment income ..........................          --           --           --        (0.02)          --
   Net realized gain on investments and futures ................       (2.16)       (2.02)       (1.05)       (2.77)       (0.05)
                                                                   ---------    ---------    ---------    ---------    ---------
      Total distribution to shareholders .......................       (2.20)       (2.10)       (1.08)       (2.83)       (0.10)
                                                                   ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period .................................   $   11.81    $   20.63    $   17.96    $   15.25    $   13.67
                                                                   =========    =========    =========    =========    =========
Total Return ...................................................     (33.03%)      27.71%       26.76%       37.00%       23.83%
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands) ....................   $ 327,097    $ 361,607    $ 264,877    $ 216,129    $ 160,961
   Ratio of expenses to average net assets .....................       0.43%        0.52%        0.53%        0.53%        0.55%
   Ratio of net investment income to average net assets ........       0.25%        0.47%        0.20%        0.33%        0.49%
   Ratio of expenses to average net assets excluding fee waivers       0.43%        0.52%        0.53%        0.53%*       0.55%*
   Portfolio turnover rate .....................................      95.66%       94.37%       70.61%       95.07%       80.47%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

================================================================================

                                                                                SMALL CAPITALIZATION EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ----         ----         ----         ----         ----
                                                                      ENDED       ENDED        ENDED         ENDED        ENDED
                                                                      -----       -----        -----         -----        -----
                                                                    JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                    --------     --------     --------     --------     --------
                                                                      2001         2000         1999         1998         1997
                                                                      ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period ...........................   $   15.29    $   12.33    $   13.13    $   12.95    $   11.07
                                                                   ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
   Net investment income .......................................        0.03         0.02         0.04         0.06         0.07
   Net realized and unrealized gain on investments .............       (0.79)        2.96         0.35         1.54         2.11
                                                                   ---------    ---------    ---------    ---------    ---------
      Total from investment operations .........................       (0.76)        2.98         0.39         1.60         2.18
                                                                   ---------    ---------    ---------    ---------    ---------
Distributions to Shareholders from:
   Net investment income .......................................       (0.03)       (0.02)       (0.04)       (0.06)       (0.07)
   Net realized gain on investments ............................       (1.54)          --        (1.15)       (1.36)       (0.23)
                                                                   ---------    ---------    ---------    ---------    ---------
      Total distribution to shareholders .......................       (1.57)       (0.02)       (1.19)       (1.42)       (0.30)
                                                                   ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period .................................   $   12.96    $   15.29    $   12.33    $   13.13    $   12.95
                                                                   =========    =========    =========    =========    =========
Total Return ...................................................      (3.67%)      24.21%        4.73%       12.66%       19.88%
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands) ....................   $ 311,949    $ 279,784    $ 210,737    $ 150,527    $ 113,480
   Ratio of expenses to average net assets .....................       0.63%        0.60%        0.62%        0.70%        0.78%
   Ratio of net investment income to average net assets ........       0.22%        0.18%        0.39%        0.41%        0.68%
   Ratio of expenses to average net assets excluding fee waivers       0.63%        0.60%        0.62%        0.70%*       0.78%*
   Portfolio turnover rate .....................................     134.43%      111.52%      125.52%      103.41%       54.16%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

                                                                                   INTERNATIONAL EQUITY PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ----         ----         ----         ----         ----
                                                                      ENDED       ENDED        ENDED         ENDED        ENDED
                                                                      -----       -----        -----         -----        -----
                                                                    JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                    --------     --------     --------     --------     --------
                                                                      2001         2000         1999         1998         1997
                                                                      ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period ...........................   $   15.34    $   12.85    $   12.70    $   12.84    $   11.26
                                                                   ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
   Net investment income .......................................        0.10         0.12         0.24         0.16         0.22
   Net realized and unrealized gain on investment and foreign
      currency transactions ....................................       (3.71)        2.82         0.39         0.49         1.92
                                                                   ---------    ---------    ---------    ---------    ---------
      Total from investment operations .........................       (3.61)        2.94         0.63         0.65         2.14
                                                                   ---------    ---------    ---------    ---------    ---------
Distributions to Shareholders from:
   Net investment income .......................................       (0.08)       (0.07)       (0.21)       (0.47)       (0.22)
   In excess of net investment income ..........................          --           --           --           --        (0.04)
   Net realized gain on investments and foreign currency
      transactions .............................................       (2.38)       (0.38)       (0.27)       (0.32)       (0.30)
                                                                   ---------    ---------    ---------    ---------    ---------
      Total distribution to shareholders .......................       (2.46)       (0.45)       (0.48)       (0.79)       (0.56)
                                                                   ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period .................................   $    9.27    $   15.34    $   12.85    $   12.70    $   12.84
                                                                   =========    =========    =========    =========    =========
Total Return ...................................................     (24.87%)      23.14%        5.20%        5.91%       19.61%
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands) ....................   $ 368,213    $ 383,572    $ 256,177    $ 229,875    $ 146,122
   Ratio of expenses to average net assets .....................       0.66%        0.65%        0.69%        0.70%        0.78%
   Ratio of net investment income to average net assets ........       1.02%        0.98%        1.51%        2.00%        1.97%
   Ratio of expenses to average net assets excluding fee waivers       0.66%        0.65%        0.69%        0.71%*       0.78%*
   Portfolio turnover rate .....................................      80.80%      144.41%       56.77%       36.80%       29.85%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

================================================================================

                                                                                                          INTERMEDIATE TERM
                                                                                                          -----------------
                                                                     FIXED INCOME                          MUNICIPAL BOND
                                                                     ------------                          --------------
                                                                      PORTFOLIO                               PORTFOLIO
                                                         --------------------------------------------------------------------------
                                                            YEAR         YEAR        PERIOD        YEAR         YEAR        PERIOD
                                                            ----         ----        ------        ----         ----        ------
                                                            ENDED       ENDED         ENDED        ENDED        ENDED        ENDED
                                                            -----       -----         -----        -----        -----        -----
                                                          JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                          --------     --------     --------     --------     --------     --------
                                                            2001         2000        1999(a)       2001         2000        1999(a)
                                                            ----         ----        -------       ----         ----        -------
Net Asset Value, Beginning of Period .................   $    9.44    $    9.64    $   10.00    $    9.56    $    9.79    $   10.00
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
   Net investment income .............................        .064         0.62         0.58         0.48         0.46         0.45
   Net realized and unrealized gain/(loss)
      on investments .................................        0.47        (0.20)       (0.28)        0.33        (0.23)       (0.21)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
      Total from investment operations ...............        1.11         0.42         0.30         0.81         0.23         0.24
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Distributions to Shareholders from:
   Net investment income .............................       (0.64)       (0.62)       (0.58)       (0.48)       (0.46)       (0.45)
   Net realized gain on investments ..................          --           --        (0.08)          --           --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
      Total distribution to shareholders .............       (0.64)       (0.62)       (0.66)       (0.48)       (0.46)       (0.45)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period .......................   $    9.91    $    9.44    $    9.64    $    9.89    $    9.56    $    9.79
                                                         =========    =========    =========    =========    =========    =========
Total Return .........................................      12.02%        4.49%        2.88%        8.61%        2.45%        2.44%
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands) ..........   $ 128,137    $ 130,508    $ 108,074    $ 202,019    $ 199,566    $ 107,105
   Ratio of expenses to average net assets ...........       0.46%        0.46%        0.50%        0.46%        0.46%        0.47%
   Ratio of net investment income to average
      net assets .....................................       6.52%        6.52%        5.78%        4.87%        4.84%        4.54%
   Ratio of expenses to average net assets
      excluding fee waivers ..........................       0.47%        0.46%        0.50%        0.47%        0.46%        0.54%*
   Portfolio turnover rate ...........................     130.52%      147.65%      146.78%       31.02%       51.34%       42.24%

* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

                                                                  FIXED INCOME     HIGH YIELD
                                                                  ------------     ----------
                                                                      II              BOND
                                                                      --              ----
                                                                   PORTFOLIO        PORTFOLIO
                                                                   --------------------------
                                                                      YEAR             YEAR
                                                                      ----             ----
                                                                      ENDED           ENDED
                                                                      -----           -----
                                                                    JUNE 30,         JUNE 30,
                                                                    --------         --------
                                                                     2001(a)         2001(a)
                                                                     -------         -------
Net Asset Value, Beginning of Period ...........................   $   10.00        $   10.00
                                                                   ---------        ---------
Income from Investment Operations:
   Net investment income .......................................        .054             0.80
   Net realized and unrealized gain/(loss) on investments ......        0.33            (1.69)
                                                                   ---------        ---------
      Total from investment operations .........................        0.87            (0.89)
                                                                   ---------        ---------
Distributions to Shareholders from:
   Net investment income .......................................       (0.54)           (0.77)
      Total distribution to shareholders .......................       (0.54)           (0.77)
                                                                   ---------        ---------
Net Asset Value, End of Period .................................   $   10.33        $    8.34
                                                                   =========        =========
Total Return ...................................................       8.83%(c)        (9.13%)(c)
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands) ....................   $ 183,351        $ 137,248
   Ratio of expenses to average net assets .....................       0.51%(b)         0.61%(b)
   Ratio of net investment income to average net assets ........       6.87%(b)        11.80%(b)
   Ratio of expenses to average net assets excluding fee waivers       0.51%(b)         0.62%(b)
   Portfolio turnover rate .....................................     342.57%           33.23%

(a) For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b)  Annualized.
(c)  Not annualized.

--------------------------------------------------------------------------------
                           THE HIRTLE CALLAGHAN TRUST
================================================================================

FOR MORE INFORMATION:
For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
The Trust's annual and semi-annual reports to shareholders contain additional information on the Trust's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):
The SAI provides more detailed information about the Trust, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------

YOU CAN GET FREE COPIES OF THESE REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE TRUST BY CONTACTING A BROKER OR BANK THAT SELLS THE PORTFOLIOS. OR CONTACT THE TRUST AT:

                           THE HIRTLE CALLAGHAN TRUST
               FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500
                        WEST CONSHOHOCKEN, PA 19428-2970
                             TELEPHONE: 800-242-9596

--------------------------------------------------------------------------------

You can review and copy the Trust's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You can get text-only copies of these documents:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, calling 202-942-8090 by electronic request to: publicinfo@sec.gov.

o    Free from the Commission's website at http://www.sec.gov.

Investment Company Act File No. 811-8918.